SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            MINNESOTA BREWING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2) of
    Schedule 14A.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:



                            MINNESOTA BREWING COMPANY
                             882 WEST SEVENTH STREET
                              SAINT PAUL, MN 55102
                                 (612) 228-9173

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 1997

To the Shareholders of Minnesota Brewing Company:

         Notice is hereby given that the Annual Meeting of Shareholders of Minnesota Brewing Company will be held on Tuesday, May 20, 1997, at 3:00 p.m. local time, at the Company's offices at 882 West Seventh Street, Saint Paul Minnesota, for the following purposes:

         1. To elect seven (7) directors to serve until the next annual meeting of shareholders or until their successors are elected; and

         2. To act upon any other matters that may properly be presented at the meeting.

         Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1996.

         The Board of Directors has fixed the close of business on April 4, 1997, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

                                 By Order of the Board of Directors


                                 Richard A. McMahon
                                 President

Saint Paul, Minnesota
April 22, 1997

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.



                            MINNESOTA BREWING COMPANY
                             882 WEST SEVENTH STREET
                              SAINT PAUL, MN 55102
                                 (612) 228-9173

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 1997


                                 GENERAL MATTERS


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Minnesota Brewing Company (the "Company") from holders of Common Stock of proxies in the accompanying form to be voted at the Annual Meeting of Shareholders on Tuesday, May 20, 1997 at 3:00 p.m., local time, and at all adjournments thereof. This Proxy Statement is first being sent to shareholders on or about April 22, 1997.

         Any shareholder giving a proxy will have the right to revoke it by written notice to the Secretary of the Company or by filing with the Secretary another proxy bearing a later date at any time before it is voted at the meeting. A shareholder wishing to vote in person after giving his or her proxy must first give written notice of revocation to the Secretary. All shares represented by valid, unrevoked proxies will be voted at the meeting, and any adjournment thereof.

         The presence at the Annual Meeting by person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, than the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum, and shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to each matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Proxies which are signed, but lack any such specification will be voted in favor of the directors proposed by the Board of Directors and listed in this Proxy Statement.


                                VOTING SECURITIES

         Shareholders of record as of the close of business on April 4, 1997, will be entitled to notice of and vote at the meeting. On that date, the Company had 3,389,211 shares of Common Stock, $.01 par value ("Common Stock") outstanding, each of which is entitled to one vote per share on each matter to be voted upon at the meeting. There is no cumulative voting for directors.


             SHAREHOLDINGS OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table sets forth as of April 4, 1997 the number of shares of the Company's Common Stock owned by each director, and by each person known by the Company to own of record or beneficially five percent (5%) or more of the Company's Common Stock, and all officers and directors of the Company as a group.

                                                                      Number and Percentage
                                                                            of Shares
                                                                      Beneficially Owned (1)
                                              Position with
Name and Address                                Company             Shares         Percentage
---------------------------------------------------------------------------------------------
Minnesota Brewing Management                                        1,541,084          45.5
Company; Minnesota Brewing
Limited Partnership(2)

Bruce E. Hendry(2)                        Chairman of the           1,541,084          45.5
882 West Seventh Street                   Board
Saint Paul, MN  55102

Perkins Capital Management, Inc.(3)                                   629,750          18.6
730 East Lake Street
Wayzata, MN  55391

Richard A. McMahon(4)(5)                  President, Chief            197,559           5.8
882 West Seventh Street                   Executive Officer
Saint Paul, MN  55102                     and Director

Dennis P. Barrett(4)(5)                   Vice President of           198,159           5.8
882 West Seventh Street                   Finance, Treasurer
St. Paul, MN  55102                       and Director

John C. Brzezinski                        Director                     None              --

Subramanian Krishnan(4)                   Director                     33,858           1.0

Steven C. Leuthold(4)                     Director                     74,624           2.2

Richard A. Perrine                        Director                     None              --

All Officers and Directors
as a Group (7 persons)                                              1,707,463          50.1

--------------------
*        Indicates ownership of less than one percent.

(1) Includes shares of Common Stock issuable upon the exercise of currently exercisable stock options granted to the following persons: Richard A. McMahon - 9,000 shares, Dennis P. Barrett - 9,000 shares, Subramanian Krishnan - 4,000 shares.

(2) Minnesota Brewing Limited Partnership (the "Partnership") is a Minnesota limited partnership that was established in September 1991 and currently owns the real property and equipment that the Company leases to produce its products. Minnesota Brewing Management Company is the General Partner of the Partnership and owns 4.8% of the Partnership interest in the Company as General Partner. Minnesota Brewing Management Company has the right to vote all shares held by the Partnership. Bruce E. Hendry is the sole shareholder of Minnesota Brewing Management Company and is a limited partner in the Partnership. Mr. Hendry's proportionate interest as a limited partner in the Partnership is 776,117 shares. Mr. Hendry disclaims any beneficial ownership in the Partnership in excess of shares beneficially owned by the General Partner and the shares representing his beneficial ownership as a limited partner.

(3) Based on a Schedule 13G dated February 4, 1997. Perkins Capital Management, Inc. is an investment advisor registered with the Securities and Exchange Commission. Of the shares listed above, Perkins Capital Management, Inc. has the sole voting power with respect to 365,000 shares and the sole dispositive power with respect to 629,750 shares. These totals include 329,750 shares owned by clients of Perkins Capital Management, Inc. and 300,000 shares owned by The Perkins Opportunity Fund, a registered investment company for which Perkins Capital Management, Inc. serves as investment advisor.

(4) Messrs. McMahon, Barrett, Krishnan, and Leuthold are limited partners in the Partnership, and except as otherwise noted all shares listed above as being beneficially owned by these persons reflect such persons' proportionate interest as limited partners in the Partnership. Because the shares are held by the Partnership and the power to vote the shares is exercised by the general partner, such persons currently do not have the right to vote these shares.

(5) In addition to the 44,780 shares deemed beneficially owned by each of them pursuant to their respective interests as limited partners in the Partnership, Mr. McMahon and Mr. Barrett serve as the trustees for the Company's Employee Stock Ownership Plan ("ESOP"). The share totals for Mr. McMahon and Mr. Barrett include all of the 143,779 shares held by the ESOP. Mr. McMahon and Mr. Barrett disclaim any beneficial ownership in the ESOP other than the shares allocated to their respective accounts. Mr. Barrett's total includes 600 shares owned directly by him.



                              ELECTION OF DIRECTORS

GENERAL INFORMATION

         It is intended that proxies solicited by the Board of Directors will be voted FOR (unless otherwise directed) the election of the nominees for director named below. Each of the nominees named below upon election will serve until the next annual meeting or until his successor has been elected and qualified. If, for any reason, any of the nominees becomes unavailable for election, the proxies solicited by the Board of Directors will be voted for such nominee as is selected by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees are not available or will not serve if elected.

         The Company does not have a nominating committee of the Board of Directors. The nominees named below have been nominated by the Board of Directors of the Company. The nominees are listed below with their ages and their present positions with the Company and their present principal occupations or employment. Mr. McMahon devotes full time to the Company's business while Mr. Barrett devotes approximately one-half of his time to the Company's business. The Company's other directors devote such time as is necessary to fulfill their obligations as directors.

         Directors are not paid any fees for services as members of the Board or attendance at Board meetings; however, they receive minor amounts of complimentary products and wearables. During 1996, the Company's Board of Directors held three meetings. The Board has an Audit Committee and Stock Option Committee. The Audit Committee is composed of Messrs. Leuthold, Krishnan and Barrett and met once in 1996. Messrs. Hendry, Leuthold and McMahon serve on the Stock Option Committee, which determines the persons to whom options are granted under the Company's Stock Option Plan and the amounts of such option grants. The Stock Option Committee did not meet during 1996, however, the Board approved all option activity for 1996. During 1996, each of the Company's directors attended at least 75% of all board and committee meetings on which he served, except for Mr. Brzezinski, Mr. Barrett and Mr. Leuthold, who attended two of the three board meetings.

EMPLOYMENT HISTORY

         Bruce E. Hendry, 54, has been the Chairman of the Board of the Company since its formation in 1991. Mr. Hendry has been employed as a registered representative with the investment banking firm of Summit Investment Corporation since October 1994. Prior to that date he was employed as a registered representative with Craig-Hallum. He has been involved in the restructuring of a number of financially distressed companies that have gone through reorganization, including Kaiser Steel Corporation, First Republic Bank Corporation, Erie Lackawanna, ET Railcar and Wickes Cos., Inc. From January 1987 to June 1988, Mr. Hendry was Chief Executive Officer of Kaiser Steel Corporation, which filed a Petition for Bankruptcy in February 1987 and emerged from Bankruptcy as Kaiser Steel Resources, Inc. in November 1988. Mr. Hendry also served as Chairman of Kaiser Steel Corporation from January 1987 to September 1988. Mr. Hendry is also the sole shareholder of Minnesota Brewing Management Company, the General Partner of the Partnership. See "Certain Transactions."

         Richard A. McMahon, 58, is a member of the Board of Directors and has served as President of the Company since its inception. Mr. McMahon is a certified public accountant with 35 years of experience in financial and operational management. From 1964 to 1985 he was with the accounting firm of McGladrey & Pullen, LLP and a predecessor firm. He was a partner and served on McGladrey & Pullen, LLP's national Board of Directors. In 1985, Mr. McMahon became a one-third owner in the St. Paul manufacturing firm of Nobles Industries, Inc., a firm engaged in government contracting and the manufacture and sale of industrial floor cleaning equipment. Mr. McMahon served as Vice President and General Manager of the Floor Care division until December 1991, when he commenced full time employment with the Company.

         Dennis P. Barrett, 54, has been the Vice President of Finance of the Company since September 1991. Mr. Barrett is also the Executive Vice President of Liberty State Bank in Saint Paul, Minnesota. Mr. Barrett is a certified public accountant with 31 years of experience in accounting and financial management. Mr. Barrett was a partner in the public accounting firm of McGladrey & Pullen, LLP for 16 years. From September 1986 to January 1992, he was a one-third owner of Nobles Industries, Inc., where he served as Vice President of Finance and Human Resources. Mr. Barrett has served as a director of the Company since April 1993.

         John C. Brzezinski, 69, has been a director since May 1994. He has served as President and owner of All Beverage Consulting Co., Inc. and Nance Marble Co., Inc. since 1985. From 1988 to 1991, Mr. Brzezinski served as President, CEO and Chairman of the Board of Evansville Brewing Company, a brewing company founded by Mr. Brzezinski to reopen a brewery shutdown by G. Heileman Brewing Co. During 1982 to 1985, Mr. Brzezinski was employed by Pabst Brewing Co. as Executive Vice President. Prior to that time, he served for 11 years in executive capacities with Lone Star Brewing Co., Inc.

         Subramanian Krishnan, 42, has been a director of the Company since January 1993. Mr. Krishnan is a certified public accountant and since January 1997 has been employed as a Managing Director by LAWCO FINANCIAL, LLC (a company of Larson, Allen, Weishair & Co.), an investment banking firm. From 1984 to 1996, Mr. Krishnan was employed by The Valspar Corporation, a paint and coating manufacturer. Mr. Krishnan began employment with The Valspar Corporation as a tax manager and from 1989 through November 1994, he served as Director of Taxes and Financial Reporting. From November 1994 to December 1996, he served as Director of Taxes and Corporate Financial Planning. Mr. Krishnan was also a member of Valspar's Merger and Acquisition team.

         Steven C. Leuthold, 59, has been a director since September 1991. He has been in the investment management business for over 30 years, managing mutual funds and investment portfolios and performing research analysis. Mr. Leuthold is a member of the Board of Directors of Weeden & Co., L.P. ("Weeden"), a registered broker-dealer. Mr. Leuthold is also the Chairman, President and a director of Leuthold Funds, Inc. and a fifty percent (50%) owner of the Leuthold Group, the research division of Weeden. Mr. Leuthold is also Chairman and a majority shareholder of Leuthold & Anderson, a registered investment adviser, and is an officer with Leuthold, Weeden & Associates, Inc., the General Partner of Leuthold, Weeden & Associates, L.P., a registered investment adviser.

         Richard A. Perrine, 43, has served as a director since November 1996. Mr. Perrine is a certified public accountant and since 1997 has been employed by The Hays Group, Inc., a insurance brokerage firm. From 1991 to 1996, Mr. Perrine was a Tax Partner with the accounting firm of McGladrey & Pullen, LLP.

         Management recommends a vote FOR the nominees listed above.

         Bruce E. Hendry, who serves as the Chairman of the Board of the Company, has advised the Company that he intends to withhold his vote for the re-election of Richard McMahon, Dennis P. Barrett, John C. Brzezinski and Subramanian Krishnan as directors of the Company. Because Mr. Hendry is the sole shareholder of Minnesota Brewing Management Company, the General Partner of Minnesota Brewing Limited Partnership, he controls the vote of 1,541,054 shares of the Company's 3,389,211 shares. Mr. Hendry has also advised the Company that he does not intend to solicit any proxies from any other shareholders for any directors that he may propose.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation earned by Richard A. McMahon, the Company's President and Chief Executive Officer, for services rendered to the Company in all capacities during the fiscal years ended December 31, 1994, 1995 and 1996. Bruce E. Hendry, the Chairman of the Board of the Company, was Chief Executive Officer from January 1, 1996 through May 14, 1996. Mr. Hendry received no compensation for serving as Chief Executive Officer in 1996, 1995 or 1994 and accordingly is not included in the Summary Compensation Table or other tables.

                                                SUMMARY COMPENSATION TABLE

                                   ANNUAL COMPENSATION AWARDS   LONG TERM COMPENSATION
                                   --------------------------   ----------------------
                                                                     STOCK OPTIONS        ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR    SALARY      BONUS           (NUMBER)         COMPENSATION
---------------------------        ----    ------      -----           --------         ------------
Richard A. McMahon                 1996    $102,647     None            4,000              1,248(1)
President and Chief                1995    $102,647     None             None              1,550(1)
Executive Officer                  1994    $101,548     None             None              1,248(1)

-----------------
(1) Consists of contributions of $1,248 to the Minnesota Brewing Company Employee Stock Ownership Plan for 1996, 1995 and 1994 and $312 to the Minnesota Brewing Company 401(k) Plan for 1995.


                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table summarizes option grants under the Company's 1993 Stock Option Plan to Mr. McMahon:

                                                                                                POTENTIAL
                                                                                            REALIZABLE VALUE
                                                                                         AT ASSUMED ANNUAL RATES
                                                                                       OF STOCK PRICE APPRECIATION
                                   INDIVIDUAL GRANTS                                          FOR OPTION TERM
                                   -----------------                                   ---------------------------

                                        PERCENT OF
                          NUMBER OF        TOTAL
                         SECURITIES       OPTIONS       EXERCISE
                         UNDERLYING     GRANTED TO        PRICE
                           OPTIONS     EMPLOYEES IN        PER          EXPIRATION
         NAME              GRANTED      FISCAL YEAR       SHARE            DATE             5%            10%
         ----              -------      -----------       -----            ----             --            ---
Richard A. McMahon          4,000          21.6%          $4.75           9/1/01          $5,249        $11,600



                             YEAR-END OPTIONS VALUES

         No options were exercised by Mr. McMahon during 1996. The following table sets forth, with respect to Mr. McMahon, certain information with respect to unexercised stock options held as of the end of the fiscal year ended December 31, 1996:

                                   NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                                        OPTIONS AT                IN-THE-MONEY OPTIONS AT
                                     DECEMBER 31, 1996              DECEMBER 31, 1996(1)
                                   ---------------------         -----------------------

NAME                            EXERCISABLE  UNEXERCISABLE       EXERCISABLE  UNEXERCISABLE
----                            -----------  -------------       -----------  -------------
Richard A. McMahon                 9,000         None               $312           N/A

---------------
(1) The value of unexercised options is calculated by determining the fair market value of the shares underlying the options at December 31, 1996 and the exercise price of the options. Fair market value was determined based on a per share price of $4.5625, which is the average of the closing bid and ask on December 31, 1996.

EMPLOYMENT AGREEMENTS

         The Company has no written employment agreements with its executive officers.

STOCK OPTION PLAN

         The Company's 1993 Stock Option Plan (the "Plan") provides for the grant of options to purchase up to 250,000 shares of the Company's Common Stock to officers and employees. As of December 31, 1996, options to purchase 60,600 shares have been exercised and options to purchase a total of 78,900 shares were outstanding to 27 employees and consultants pursuant to the Plan. All outstanding options are 100% vested. Under provisions of the Plan with respect to options which are intended to qualify as "incentive stock options" pursuant to the Internal Revenue Code, the purchase price shall not be less than the fair market value of the Company's Common Stock at the date of grant. The purchase price of options which do not qualify as "incentive stock options" shall not be less than 85% of the fair market value of the Company's Common Stock at the date of grant. Options granted under the Plan are exercisable at such time or times as may be determined by the Company at the date of grant. The Plan is administered by, and options are granted at such times and in such amounts as the Board of Directors in its discretion, determines. Generally, the amount of options granted to individual employees is based upon the level of responsibility of such employees.


                              CERTAIN TRANSACTIONS

         On August 29, 1991 Bruce E. Hendry, the Company's current Chairman and Chief Executive Officer, entered into an Asset Purchase Agreement with G. Heileman Brewing Company ("Heileman") to purchase the real property commonly known as the Jacob Schmidt Brewery in Saint Paul, Minnesota, certain equipment and other tangible assets in connection therewith, the trademark "Grain Belt", and certain assets relating to the marketing and distribution of beer. Heileman was operating as debtor-in-possession under the United States Bankruptcy Code in the Southern District of New York.

         Minnesota Brewing Limited Partnership (the "Partnership") was formed by Mr. Hendry and other private investors in September 1991. Mr. Hendry assigned the Asset Purchase Agreement to the Partnership, and the Partnership acquired the brewery and equipment from Heileman for approximately $2.75 million. The Company, however, acquired the Grain Belt trademark directly from Heileman. The General Partner of the Partnership is Minnesota Brewing Management Company. Mr. Hendry is the President and sole shareholder of Minnesota Brewing Management Company.

         On September 11, 1991 the Company was incorporated under Minnesota law. In October 1991, the Partnership contributed $2,600,000 to the Company and received 1,541,084 shares of Common Stock. Concurrent with the closing of the Company's initial public offering in 1993, the Partnership assumed approximately $825,140 in obligations of the Company owed to the Housing and Redevelopment Authority of the City of Saint Paul and the City of Saint Paul. The Partnership has placed in escrow an amount sufficient to repay these obligations, which amount is being released from escrow to make payments on the obligations as they become due.

         The Company currently leases the real property and related assets from the Partnership. The Company has entered into a real estate lease with the Partnership for the real property associated with the brewery at a rate of $25,000 per month and has entered into an equipment lease with the Partnership at the rate of $1.00 per barrel of production. These leases expire in 2003 and give the Company the right to purchase the facility and equipment at any time over the term of the lease beginning December 1, 1995 for eight times trailing 12-month lease payments. The lease agreement also allows the Partnership to acquire additional equipment or replacement equipment needed by the Company and lease it to the Company over the taxable depreciable life of the equipment with an interest rate of two points over the applicable treasury rate.

         The total lease payments made by the Company under the lease of property from the Partnership was $712,000, $902,000 and $804,000 for the years ended December 31, 1996, 1995 and 1994, respectively.

           SECTION 16(a) -- BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of common stock and other equity securities of the Company with the Securities and Exchange Commission. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, all insiders of the Company filed in a timely manner all such reports, except that Mr. Perrine failed to file a Form 3 in a timely manner, and Mr. Barrett and Mr. McMahon each failed to file a Form 5 in a timely manner.

                                  ANNUAL REPORT

         An Annual Report of the Company setting forth the Company's activities and containing financial statements of the Company for the fiscal year ended December 31, 1996 accompanies this Notice of Annual Meeting and proxy solicitation material.

         The accounting firm of McGladrey & Pullen LLP has served as independent public accountants for the Company since the Company's inception in September 1991. The Company has selected McGladrey & Pullen LLP to serve as independent public accountants for the Company for the fiscal year ended December 31, 1997. The Company expects that a representative from McGladrey & Pullen LLP will attend the Annual Meeting and be available to respond to appropriate shareholder questions.

                              SHAREHOLDER PROPOSALS

         If a shareholder desires to present a proposal to be voted on at the next meeting of shareholders of Minnesota Brewing Company, such proposal, in order to be included in the proxy statement, must be received at the Company's offices at 882 West Seventh Street, Saint Paul, Minnesota 55102, by December 22, 1997.

                                  SOLICITATION

         The cost of soliciting proxies, including the cost of preparing, assembling, and mailing the proxies and soliciting material, as well as the cost of forwarding the material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

                                    FORM 10-K

         A copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission is available without charge to shareholders of the Company. A copy of the Form 10-K may be obtained from the Company at 882 West Seventh Street, Saint Paul, Minnesota 55102.

                                 OTHER BUSINESS

         The management of the Company does not know of any other business to be presented at the Annual Meeting of Shareholders. If any matter properly comes before the meeting, however, it is intended that the persons named in the enclosed form of proxy will vote said proxy in accordance with their best judgment.

         ALL PROXIES PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY SHAREHOLDERS. IF NO DIRECTION IS MADE, PROXIES WILL BE VOTED IN FAVOR OF THE DIRECTORS.

                                  By Order of the Board of Directors


                                  Richard A. McMahon
                                  President




                            MINNESOTA BREWING COMPANY

PROXY             SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 1997

The undersigned hereby constitutes and appoints Richard A. McMahon and Dennis P. Barrett, and each of them, with power of substitution, as attorneys and proxies to appear and vote all of the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of Minnesota Brewing Company, to be held on May 20, 1997 at 3:00 p.m. local time, in St. Paul, Minnesota and at any adjournment or adjournments thereof:

1. ELECTION OF DIRECTORS:
          [ ] FOR all nominees listed below
              (except as marked to the contrary below)

          [ ] WITHHOLD AUTHORITY
              to vote for all nominees

   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the FOR box and strike a line through the nominee's name in the list below).

    BRUCE E. HENDRY   RICHARD A. MCMAHON   DENNIS P. BARRETT  JOHN C. BRZEZINSKI
         SUBRAMANIAN KRISHNAN   STEVEN C. LEUTHOLD   RICHARD A. PERRINE

                            (Continued on other side)


                           (Continued from other side)

2. IN THEIR DISCRETION UPON ANY OTHER MATTERS COMING BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSAL 1 IN ACCORDANCE WITH THE SPECIFICATIONS MADE AND IN FAVOR OF THE DIRECTORS NOMINATED BY MANAGEMENT IF THERE IS NO SPECIFICATION.

                                               Dated: ____________________, 1997

                                               _________________________________
                                                          Signature

                                               _________________________________
                                                  Signature if held jointly

                                               [ ] I plan to attend the meeting.

        PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO
                   POSTAGE IF MAILED WITHIN THE UNITED STATES.